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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  August 22, 2001

                            UNITED AIR LINES, INC.
            (Exact name of Registrant as specified in its charter)

                         _____________________________


          Delaware                     333-48494                36-2675206
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
      of incorporation)                                     identification no.)


       1200 East Algonquin Road                            60007
        Elk Grove Township, IL                           (Zip Code)
(Address of principal executive offices)


      Registrant's telephone number, including area code:  (847) 700-4000


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 7.   Financial Statements and Exhibits.

(c)  Exhibits.

     The Exhibit Index is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration Statement No. 333-48494) of United Air Lines, Inc. The Registration Statement and the Prospectus Supplement, dated August 10, 2001, to the Prospectus, dated August 10, 2001, relate to the offering of United Air Lines, Inc.'s Pass Through Certificates, Series 2001-1.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 UNITED AIR LINES, INC.


Date:  November 7, 2001                          By: /s/ Francesca M. Maher
                                                     ---------------------------
                                                 Francesca M. Maher
                                                 Senior Vice President, General
                                                 Counsel and Secretary

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                               INDEX TO EXHIBITS
                               -----------------


       4.1 Revolving Credit Agreement (2001-1 A-1), dated as of August 22, 2001, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

       4.2 Revolving Credit Agreement (2001-1 A-2), dated as of August 22, 2001, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

       4.3 Revolving Credit Agreement (2001-1 A-3), dated as of August 22, 2001, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

       4.4 Revolving Credit Agreement (2001-1 B), dated as of August 22, 2001, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

       4.5 Revolving Credit Agreement (2001-1 C), dated as of August 22, 2001, between State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, as Borrower, and Westdeutsche Landesbank Girozentrale, New York Branch, as Liquidity Provider

       4.6 Pass Through Trust Agreement, dated as of August 22, 2001, between United Air Lines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Trustee

       4.7 Trust Supplement No. 2001-1 A-1, dated August 22, 2001, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of August 22, 2001

       4.8 Trust Supplement No. 2001-1 A-2, dated August 22, 2001, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of August 22, 2001

       4.9 Trust Supplement No. 2001-1 A-3, dated August 22, 2001, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of August 22, 2001

      4.10 Trust Supplement No. 2001-1 B, dated August 22, 2001, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of August 22, 2001

      4.11 Trust Supplement No. 2001-1 C, dated August 22, 2001, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of August 22, 2001

      4.12 Trust Supplement No. 2001-1 D, dated August 22, 2001, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Trustee, to Pass Through Trust Agreement, dated as of August 22, 2001

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      4.13     Intercreditor Agreement, dated as of August 22, 2001, between
               State Street Bank and Trust Company of Connecticut, National Association, as Trustee, Westdeutsche Landesbank Girozentrale, as Liquidity Provider, and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent

      4.14 Note Purchase Agreement, dated as of August 22, 2001, between United Air Lines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Subordination Agent and Indenture Trustee

      4.15 Participation Agreement (2001-1 747-1), dated as of August 22, 2001, among United Air Lines, Inc., Owner, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent, and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (1)

      4.16 Trust Indenture and Mortgage (2001-1 747-1), dated as of August 22, 2001, between United Air Lines, Inc., Owner and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (1)

      4.17 Series 2001-1-A-1 Equipment Note issued in connection with the Boeing 747-422 aircraft bearing U.S. registration number N117UA
               (2)

      4.18 Series 2001-1-A-2 Equipment Note issued in connection with the Boeing 747-422 aircraft bearing U.S. registration number N117UA
               (3)

      4.19 United Air Lines Pass Through Certificate 2001-1 A-1, Certificate No. R-1

      4.20 United Air Lines Pass Through Certificate 2001-1 A-2, Certificate No. R-1

      4.21 United Air Lines Pass Through Certificate 2001-1 A-3, Certificate No. R-1

      4.22     United Air Lines Pass Through Certificate 2001-1 B, Certificate
               No. R-1

      4.23     United Air Lines Pass Through Certificate 2001-1 C, Certificate
               No. R-1

      4.24     United Air Lines Pass Through Certificate 2001-1 D, Certificate
               No. R-1

       8.1 Tax opinion of Vedder, Price, Kaufman & Kammholz as to the material federal income tax consequences of the Pass Through Certificates

       8.2 Tax opinion of Bingham Dana LLP as to certain Connecticut tax matters

      12.1 Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12 to United Air Lines, Inc.'s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2001, and to Exhibit 12 to United Air Lines, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2000)

      23.1     Consent of Vedder, Price, Kaufman & Kammholz (included in Exhibit
               8.1)

      23.2     Consent of Bingham Dana LLP

      23.3     Consent of Aircraft Information Services, Inc., dated August 10,
               2001

      23.4     Consent of AvSOLUTIONS, Inc., dated August 10, 2001

      23.5     Consent of Morten Beyer & Agnew, dated August 10, 2001

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      25.1     Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (incorporated by reference to United Air Lines, Inc.'s Form 305B2 filed with the SEC on August 13, 2001)

      99.1     Schedule I (1)


     (1) Documents substantially identical in all material respects to those filed as Exhibits 4.15 and 4.16 hereto, (which exhibits relate to a Boeing Model 747-422 bearing registration number N117UA) have been entered into with respect to each of 29 other aircraft. Pursuant to Instruction 2 to Item 601 of Regulation S-K, Schedule I of Exhibit
          99.1 filed herewith sets forth the terms whereby such substantially identical documents differ from those filed as Exhibits 4.15 and 4.16 hereto.

     (2) A similar form of equipment note has been entered into for each of the aircraft for the principal amounts and with the maturity dates shown for the Series 2001-1-A-1 equipment notes on Schedule II of Exhibit
          99.1 filed herewith. See Schedule III to Exhibit 4.14 for a list of each plane and the corresponding equipment notes and amounts.

     (3) A similar form of equipment note has been entered into for each of the aircraft for the principal amounts and with the maturity dates shown for the Series 2001-1-A-2 equipment notes on Schedule II of Exhibit
          99.1 filed herewith. The forms of equipment note for Series 2001-1-A-3, Series 2001-1-B, Series 2001-1-C and Series 2001-1-D are substantially identical to the equipment note filed as Exhibit 4.18 except for the principal amounts and maturities, which are set forth for the corresponding Series on Schedule II of Exhibit 99.1 filed herewith. See Schedule III to Exhibit 4.14 for a list of each plane and the corresponding equipment notes and amounts.

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